Exhibit 10.1

FIRST MODIFICATION TO LOAN AND SECURITY AGREEMENT

This First Modification to Loan and Security Agreement (this “Modification”) is entered into by and between Taronis Fuels, Inc., a Delaware corporation (“Parent”), MagneGas Welding Supply – Southeast, LLC, a Florida limited liability company (“MagneGas Southeast”), MagneGas Welding Supply – South, LLC, a Texas limited liability company (“MagneGas South”), MagneGas Welding Supply – West, LLC, a California limited liability company (“MagneGas West”), Tech-Gas Solutions, LLC, a Texas limited liability company (“TGS”), Taronis - TAS, LLC, a Florida limited liability company (“Taronis-TAS”), and Taronis – TAH, LLC, a Florida limited liability company (“Taronis-TAH”, together with Parent, MagneGas Southeast, MagneGas South, MagneGas West, TGS, and Taronis-TAS, individually and collectively, “Borrower”), on the one hand, and Tech Capital, LLC, a California limited liability company (“Lender”), on the other hand, as of this 14th day of December, 2020 at San Jose, California.

RECITALS

A. Lender and Borrower have previously entered into a Loan and Security Agreement dated October 21, 2020, as modified from time to time pursuant to one or more Modifications to Loan and Security Agreement (collectively, the “Loan Agreement”). Initially capitalized terms used but not defined herein shall have the meanings set forth in the Loan Agreement.

B. Borrower has requested, and Lender has agreed, to modify the Loan Agreement as set forth below.

AGREEMENT

For good and valuable consideration, the parties agree as set forth below:

1. Incorporation by Reference. The Loan Agreement and the above Recitals are incorporated herein by this reference.

2. Effective Date. The terms of this Modification shall become effective upon fulfillment of the Conditions Precedent set forth below as required by Lender.

3. Modification to Loan Agreement.

(a) Section 1 of the Loan Agreement is hereafter amended and restated in its entirety to read as follows:

“1. Subject to the terms of this Agreement, upon Borrower’s request, Lender shall from time to time in Lender’s Sole Discretion advance sums to Borrower under the Borrowing Base (each, an “Advance” and collectively, “Advances”) so long as no Overadvance exists before the requested advance or would be created by such Advance, with an “Overadvance” to exist when the principal balance of all outstanding Advances and other Obligations (as defined in Paragraph 6) plus any applicable reserves exceed the Allowable Amount. “The “Allowable Amount” means the lesser of (a) Ten Million and 00/100 Dollars ($10,000,000.00) (the “Maximum Amount”) less outstanding Advances in an amount up to Two Million Five Hundred Thousand and 00/100 Dollars ($2,500,000.00) under that certain Secured Promissory Note (Single Advance – Non-Revolving) dated December 14,2020 (the “Term Note”), or (b) the Borrowing Base, with “Borrowing Base” meaning the sum of (i) Eighty-five percent (85%) of the Net Face Amount of Prime Accounts (both as defined in Paragraph 2) (the “A/R Borrowing Base”), plus (ii) Thirty-five percent (35%) of the Current Market Cost (as defined in Paragraph 2) of raw materials that constitute Eligible Inventory (as defined in Paragraph 2), and Thirty-five percent (35%) of the Current Market Cost of finished goods that constitute Eligible Inventory, but in any event not in an aggregate amount in excess of the lesser of One Million and 00/100 Dollars ($1,000,000.00) or Fifty percent (50%) of the aggregate Net Face Amount of Prime Accounts (the “Inventory Borrowing Base”). Advances under the Term Note will be made pursuant to the terms thereof. Amounts borrowed may be repaid and, subject to the terms of this Agreement, reborrowed at any time during the term of this Agreement. Borrower shall draw all available funds under the A/R Borrowing Base prior to drawing any available funds under the Inventory Borrowing Base. At such time that amounts advanced under the A/R Borrowing Base have been paid in full, with no further intention on the part of Lender to make further Advances, or on the part of Borrower to obtain further Advances, amounts advanced under the Inventory Borrowing Base shall also be due and payable in full. Amounts available under this Agreement shall be advanced prior to amounts available under any other agreement with Lender, unless Lender deems otherwise. To the extent Borrower uses Advances under this Agreement to purchase Collateral (as defined in Paragraph 6), Borrower’s repayment of the Advances shall apply on a “first-in first-out” basis so that the portion of the Advances used to purchase a particular item of Collateral shall be paid in the chronological order in which Borrower purchased the Collateral. Lender may, in its Sole Discretion (as defined below), from time to time, reduce the above percentages or institute reserves against the Borrowing Base to the extent Lender determines in good faith that: the dilution rate of Accounts (as defined in Paragraph 6) for any period has or may be reasonably anticipated to increase in any material respect; the general creditworthiness of one or more account debtors has materially declined; the number of days of turnover of Inventory (as defined in Paragraph 6) for any period has increased in any material respect; the liquidation value of Eligible Inventory, or any category thereof, has materially decreased; cost or count variances exist or are anticipated to exist with respect to Inventory; or the nature or quality of Inventory has materially deteriorated. As used herein, “Sole Discretion” means the exercise by Lender of its reasonable (from the perspective of a secured asset-based lender) good faith business judgment in light of all of the facts and circumstances existing with respect to the issue then under consideration by Lender.”

(b) A new Paragraph 51 is hereby hereafter added to the Loan Agreement as follows:

“51. Borrower, for the 3, 6, 9 and 12-month ending periods below, shall attain minimum EBITDA (as defined below) as follows unless otherwise agreed to by Lender in writing:

Periods:	Minimum EBITDA
3-month period ending 03/31/21	$500,000.00
6-month period ending 06/30/21	$750,000.00
9-month period ending 09/30/21	$1,000,000.00
12-month period ending 12/31/21	$1,250,000.00

As used herein, “EBITDA” means, as determined by Lender, for the periods above, Borrower’s revenue less costs of goods and less operating expenses, plus depreciation expenses, and plus amortization expenses.”

4. Conditions Precedent. The effectiveness of this Modification is conditioned upon fulfillment of all of the following conditions precedent as required by Lender, with any unfulfilled conditions precedent (unless waived by Lender) to become conditions subsequent to be immediately satisfied:

(a) Borrower, Lender and the guarantors set forth in the attached Reaffirmation of Guaranty shall have executed a copy of this Modification;

(b) Borrower shall have paid Lender the Loan Fee of Twenty-Five Thousand and 00/100 Dollars ($25,000.00) as set forth in the Term Note, which fee (at Lender’s option) may be charged as an Advance under the Loan Agreement and added to the Obligations regardless of whether an Overadvance will result;

(c) Borrower shall have opened a money market account with Tech Credit Union (“MMA”), which shall be initially funded with all of the proceeds of the Term Note, with such MMA to be maintained until such time as all Obligations are repaid in full and the Loan Documents are terminated, and with all proceeds of equity raises to be maintained in such MMA until utilized by Borrower.

(d) The delivery, execution, resolution and/or completion (as applicable), to Lender’s satisfaction, of all other documents, matters or acts required by Lender in connection with this Modification including, without limitation:

(i) Borrower shall have executed and delivered a copy of the Term Note, being entered into concurrently herewith; and

(ii) Borrower shall have paid Lender’s attorneys’ fees and costs incurred in connection with the preparation and negotiation of this Modification and the Term Note, which fees and costs (at Lender’s option) may be charged as an Advance under the Loan Agreement and added to the Obligations regardless of whether an Overadvance will result.

5. Condition Subsequent. As conditions subsequent to the continued making of any Advances described in the Loan Documents, each of the following condition shall be satisfied to the satisfaction of Lender unless waived by Lender in writing, with the failure to fulfill any of same by its applicable deadline to constitute an Event of Default under the Loan Agreement:

(a) Within five (5) business days of the funding of the Term Note, Borrower shall have deposited the sum of Two Million and 00/100 Dollars ($2,000,000.00) into the MMA.

(b) By no later than January 31, 2021, Borrower shall have repaid in full those certain obligations indicated on its financial statements as “TGS Nick Business Loan” ($1,323,000.00) and “TGS Mark & Fred Business Loan” ($1,377,000), with such obligations to repaid through the use of funds in the MMA, and with Borrower to provide Lender with satisfactory written evidence of such repayments; and

(c) By no later than March 31, 2021, Borrower shall cause guarantor MagneGas IP, LLC, a Delaware limited liability company (“MagneGas IP”), to provide satisfactory written evidence to Lender that ownership of all of MagneGas IP’s intellectual property (including, without limitation the intellectual property set forth in that certain Intellectual Property Security Agreement, dated October 21, 2020 between Lender and MagneGas IP) has been transferred on the records of the United States Patent and Trademark Office to reflect the change of ownership thereof from BBHC, Inc., a Delaware corporation to MagneGas IP, and that there are no liens encumbering any of MagneGas IP’s intellectual property.

6. Releases. In consideration of Lender’s agreement to enter into this Modification, Borrower and the undersigned each release Lender and its respective agents, employees, officers, directors, attorneys, representatives, insurers, and successors and assigns (individually and collectively, the “Released Parties”), from any and all claims, whether or not such claims are known, unknown or suspected to exist, and causes of action which have been sustained or may be sustained, relating in any way to the lending relationship between Lender, on the one hand, and Borrower and/or the undersigned, on the other hand (individually and collectively, the “Released Matters”). Borrower and the undersigned each covenant and agree that neither they nor their agents, employees or successors and assigns will hereafter commence, maintain or prosecute any action at law or otherwise, or assert any claim against the Released Parties, for damages or loss of any kind or amount arising out of the subject matter of the Released Matters. It is the intention of each of Borrower and the undersigned that this release shall be effective in full and final accord and satisfaction and release of and from all Released Matters. Borrower and the undersigned each hereby waive any and all rights which they have or may have against the Released Parties under the provisions of Section 1542 of the California Civil Code (or other applicable law) as now worded and hereafter amended, which section presently read as follows:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS THAT THE CREDITOR OR RELEASING PARTY DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE AND THAT, IF KNOWN BY HIM OR HER, WOULD HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR OR RELEASED PARTY.

7. Reaffirmations. Borrower hereby ratifies, reaffirms, and remakes as of the date hereof each and every representation and warranty contained in the Loan Agreement (as amended by this Modification) and in any document incident thereto or connected therewith.

8. Legal Effect. Except as specifically set forth in this Modification, all of the terms and conditions of the Loan Agreement remain in full force and effect.

9. No Waiver of Events of Default. As of the date hereof, Lender may have been unable to ascertain the existence of any Events of Default under the Loan Agreement, and Lender’s failure to refer herein to any existing Event of Default shall not be deemed a waiver of any such existing Event of Default.

10. Counterparts. This Modification may be executed in any number of counterparts, each of which shall be deemed an original but all of which taken together shall constitute a single original.

11. Electronic Signature. This Modification, or a signature page thereto intended to be attached to a copy of this Modification, signed and transmitted by facsimile machine, telecopier or other electronic means (including via transmittal of a “.pdf” file) shall be deemed and treated as an original document. The signature of any person thereon, for purposes hereof, is to be considered as an original signature, and the document transmitted is to be considered to have the same binding effect as an original signature on an original document. At the request of any party hereto, any facsimile, telecopy or other electronic document is to be re-executed in original form by the person who executed the facsimile, telecopy of other electronic document. No party hereto may raise the use of a facsimile machine, telecopier or other electronic means or the fact that any signature was transmitted through the use of a facsimile machine, telecopier or other electronic means as a defense to the enforcement of this Modification.

12. Integration. This is an integrated Modification and supersedes all prior negotiations and agreements regarding the subject matter hereof. All amendments hereof must be in writing and signed by the parties.

IN WITNESS WHEREOF, the parties have executed this First Modification to Loan and Security Agreement as of the date first set forth above.

Taronis Fuels, Inc.,

a Delaware corporation

/s/ Scott Mahoney
By:	Scott Mahoney
Its:	Chief Executive Officer

MagneGas Welding Supply – Southeast, LLC,

a Florida limited liability company

/s/ Scott Mahoney
By:	Scott Mahoney
Its:	Manager

MagneGas Welding Supply – South, LLC,

a Texas limited liability company

/s/ Scott Mahoney
By:	Scott Mahoney
Its:	Manager

MagneGas Welding Supply – West, LLC,

a California limited liability company

/s/ Scott Mahoney
By:	Scott Mahoney
Its:	Manager

[Signatures Continued on Next Page]

Tech-Gas Solutions, LLC,

a Texas limited liability company

/s/ Scott Mahoney
By:	Scott Mahoney
Its:	Manager

Taronis - TAS, LLC,

a Florida limited liability company

/s/ Scott Mahoney
By:	Scott Mahoney
Its:	Manager

Taronis – TAH, LLC,

a Florida limited liability company

/s/ Scott Mahoney
By:	Scott Mahoney
Its:	Manager

TECH CAPITAL, LLC,

a California limited liability company

/s/ Hank Noon
By:	Hank Noon
Its:	Senior Vice President, Head of Asset Based Lending

Reaffirmation of Guaranty and Grant of Intellectual Property License

The undersigned have each executed a guaranty (a “Guaranty”) in favor of Lender respecting the Obligations of Borrower owing to Lender. The undersigned each: (a) acknowledges the terms of this Modification (and of the documents being entered into in connection herewith); and (b) reaffirms and agrees (i) that its Guaranty remains in full force and effect, (ii) that nothing in its Guaranty obligates Lender to notify the undersigned of any changes in the financial accommodations made available to Borrower or to seek reaffirmations of its Guaranty, and (iv) no requirement to notify the undersigned or to seek reaffirmations in the future shall be implied by the execution of this reaffirmation.

By its signature below, MagneGas IP, LLC, a Delaware limited liability company (“MagneGas IP”), with respect to all of its intellectual property (including, without limitation, that certain intellectual property set forth in that certain Intellectual Property Security Agreement, dated October 21, 2020, between Lender and MagneGas IP) hereby grants to Lender (following an Event of Default under the Loan Agreement that is not cured prior to the expiration of any cure period applicable to same) an irrevocable license or other right to use, without charge, MagneGas IP’s intellectual property including, without limitation, MagneGas IP’s labels, patents, copyrights, rights of use of any name, trade secrets, trade names, trademarks, service marks, and advertising matter, or any property of a similar nature, as it pertains to the Collateral (set forth in the Loan Agreement) and the Collateral (set forth in that certain Security Agreement (All Assets), dated October 21, 2020, among the undersigned guarantors, on the one hand, and Lender, on the other hand), in completing production of, advertising for sale, and selling any of such Collateral, and MagneGas IP’s rights under all licenses shall inure to Lender’s benefit.

MAGNEGAS IP, LLC,

a Delaware limited liability company

/s/ Scott Mahoney
By:	Scott Mahoney
Its:	Manager

MAGNEGAS PRODUCTION, LLC,

a Delaware limited liability company

/s/ Scott Mahoney
By:	Scott Mahoney
Its:	Manager

MAGNEGAS REAL ESTATE HOLDINGS, LLC,

a Delaware limited liability company

/s/ Scott Mahoney
By:	Scott Mahoney
Its:	Manager

TARONIS – TGS, LLC,

a Delaware limited liability company (“Guarantor”)

/s/ Scott Mahoney
By:	Scott Mahoney
Its:	Manager

[Signatures Continued on Next Page]

MAGNEGAS IRELAND LIMITED,

an Irish private limited company (“Guarantor”)

/s/ Scott Mahoney
By:	Scott Mahoney
Its:	Director

MAGNEGAS LIMITED,

an English private limited company (“Guarantor”)

/s/ Scott Mahoney
By:	Scott Mahoney
Its:	Director

TARONIS NETHERLANDS B.V.,

A Dutch private limited liability company (“Guarantor”)

/s/ Scott Mahoney
By:	Scott Mahoney
Its:	Director

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